                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2005
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907                      48-1109495
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(State or other jurisdiction          (Commission                (IRS Employer
 of incorporation)                    File Number)           Identification No.)

                 224 East Douglas, Suite 700, Wichita, KS 67202
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March  15,  2005,  Lone  Star  Steakhouse  & Saloon,  Inc.,  a  Delaware
corporation  (the  "Company")  announced its results for the sixteen week fourth quarter and  fifty-two  week fiscal year ended  December 28, 2004. A copy of the press  release is furnished as Exhibit  99.1 to this report.  The press  release that is being  furnished  as an exhibit to this report has been changed from the version  originally  released  by the Company to correct  certain  typographical errors.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

Item 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL  STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     As previously  disclosed in the Company's Current Report on Form 8-K, filed with the  Securities  and Exchange  Commission on January 31, 2005,  following a review  of its  accounting  policy  and  after  discussions  between  authorized officers of the Company and the Company's independent public accountants,  Ernst
& Young LLP ("Ernst & Young"),  the Company  concluded  on January 26, 2005 that the Company's  historical  financial statements should be restated to correct an error  relating to accounting  for leased  properties,  and that such  financial statements  should  no  longer  be relied  upon.  The  cumulative  effect of the restatement  through  fiscal  2003  for the  periods  presented  resulted  in an increase in long-term  liabilities  of  $8,336,000,  an increase in deferred tax assets of $3,852,000,  an increase in accumulated depreciation of $1,935,000 and a decrease  in  retained  earnings  of  $6,419,000.  The  restatement  decreased previously  reported  net income for the first three  quarters of fiscal 2004 by
$334,000 or $.02 per share ($.02 diluted).  The restatement  decreased  reported net income by $130,000 or $.01 per share ($.00  diluted)  for the quarter  ended
December  30,  2003 and  $421,000  or $.02  ($.02  diluted)  for the year  ended
December  30, 2003.  The  restatement  did not have any impact on the  Company's previously reported cash position, cash flows or revenues.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

            EXHIBIT NO.             EXHIBITS
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               99.1                 Press Release dated March 15, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             LONE STAR STEAKHOUSE & SALOON,
                                             INC.

Dated: March 16, 2005                        By:   /s/ John D. White
                                                 -------------------------------
                                                 Name:  John D. White
                                                 Title: Executive Vice President